UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 20, 2014

Fortune Brands Home & Security, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-35166	62-1411546
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Lake Cook Road

Deerfield, IL 60015

(Address of Principal Executive Offices) (Zip Code)

847-484-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01.	Entry into a Material Definitive Agreement.

On August 20, 2014, Fortune Brands Home & Security, Inc. (the “Company”) entered into Amendment No. 2 (the “Amendment No. 2”) to its credit agreement, dated as of August 22, 2011 and amended by Amendment No. 1 dated as of July 23, 2013, among the Company, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (as amended, the “Credit Agreement”).

Amendment No. 2 increases the total lending commitments under the Credit Agreement from $1,000,000,000 to $1,500,000,000 with commitments for revolving loans (“Revolving Loans”) of $975,000,000 and term loans (“Term Loans”) of $525,000,000. Amendment No. 2 changes the lending commitments and increases the aggregate amount of the commitments for the Revolving Loans from $650,000,000 to $975,000,000. Amendment No. 2 changes the lending commitments and increases the aggregate amount of the commitments for the Terms Loans from $350,000,000 to $525,000,000. New Term Loans aggregating $175,000,000 were funded on August 20, 2014, bringing the Term Loan total to $525,000,000. These new Term Loans have the same terms as, and are pari passu in all respects with, the other outstanding Term Loans; they are deemed to be made under and subject to all the terms and conditions of the Credit Agreement.

Amendment No. 2 establishes a new amortization schedule for all outstanding Term Loans. The scheduled amortization payment amounts for the $525,000,000 of Term Loans outstanding after giving effect to the borrowing under the Amendment are now: $26,250,000 on July 23, 2015, $52,500,000 on each of July 25, 2016 and July 24, 2017 and the remaining principal amount of the Term Loans on July 23, 2018.

Amendment No. 2 refreshes the Company’s option to request up to an additional $500,000,000 million of commitments for Revolving Loans and/or Term Loans under the Credit Agreement after giving effect to the incremental commitments of Revolving Loans and Term Loans pursuant to Amendment No. 2.

Except as expressly modified by Amendment No. 2, the Credit Agreement continues in force and effect in accordance with its existing terms.

The above summary does not purport to be complete and is qualified in its entirety by reference to the full text of (i) the Credit Agreement, which was filed as Exhibit 10.6 to Amendment No. 6 to the Company’s Registration Statement on Form 10, filed with the Securities and Exchange Commission on August 31, 2011 and incorporated herein by reference, (ii) Amendment No. 1 to the Credit Agreement, which was filed as Exhibit 10.01 to the Company’s Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission on November 1, 2013 and incorporated herein by reference, and (iii) Amendment No. 2, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2014. When filed, that Form 10-Q will also be available on the Company’s website at www.fbhs.com.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under “Item 1.01. Entry into a Material Definitive Agreement.” of this Current Report on Form 8-K is incorporated herein by reference. After giving effect to the $175,000,000 aggregate principal amount of new Term Loans made under the Amendment, as described in Item 1.01 above, the aggregate principal amount of Term Loans and Revolving Loans outstanding under the Credit Agreement, as amended by the Amendment, was $840,000,000 as of August 20, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTUNE BRANDS HOME & SECURITY, INC. (Registrant)

By	/s/ E. Lee Wyatt, Jr.
	Name:	E. Lee Wyatt, Jr.
	Title:	Senior Vice President and Chief Financial Officer

Date: August 22, 2014